UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2012

Commission File Number of issuing entity: 333-181103-01 GE EQUIPMENT MIDTICKET LLC, SERIES 2012-1 (Exact name of issuing entity)

Commission File Number of depositor: 333-181103

CEF EQUIPMENT HOLDING, L.L.C.

(Exact name of depositor as specified in its charter)

GENERAL ELECTRIC CAPITAL CORPORATION

(Exact name of sponsor as specified in its charter)

DELAWARE	20-5439580
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

(203) 749-2101
(Registrant’s telephone number, including area code)

(Former name, former address, if changed since last report)

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Exhibit Index located on Page 5

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report

ITEM 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following are filed as Exhibits to this Report:

5.1	Opinion of Mayer Brown LLP with respect to legality.

8.1	Opinion of Mayer Brown LLP with respect to certain tax matters.

23.1	Consent of Mayer Brown LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Mayer Brown LLP (included in opinion filed as Exhibit 8.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CEF Equipment Holding, L.L.C.

By: /s/ Charles Rhodes
Name: Charles Rhodes
Title: Vice President and Secretary

Dated: September 19, 2012

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EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Mayer Brown LLP with respect to legality.

8.1	Opinion of Mayer Brown LLP with respect to certain tax matters.

23.1	Consent of Mayer Brown LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Mayer Brown LLP (included in opinion filed as Exhibit 8.1).

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